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                                                                   EXHIBIT 10.46


                             SUBORDINATION AGREEMENT

         This SUBORDINATION AGREEMENT (this "Agreement") is made on June 14, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); CEREUS TECHNOLOGY PARTNERS, INC., a Delaware corporation ("Junior Creditor"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral and administrative agent (together with its successors in such capacity, "Agent") for each of the lenders (the "Senior Creditors") now or hereafter parties to the Credit Agreement (as defined below)

                                    RECITALS:

         Agent, Senior Creditors, Eltrax and the other borrowers from time to time party thereto (such other borrowers and Eltrax, jointly and severally the "Borrowers") are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as at any time amended, the "Credit Agreement") pursuant to which Senior Creditors may from time to time make loans to Borrowers secured by all or substantially all of Borrowers' assets.

         Eltrax has entered into that certain Bridge Loan and Security Agreement dated as of June 14, 2000 with Junior Creditor (as at any time amended, the "Subordinated Loan Agreement"). Pursuant to the Subordinated Loan Agreement, Eltrax may borrow up to $2,000,000 from Junior Creditor, as evidenced by that certain Non-Negotiable Subordinated Convertible Promissory Note in the original principal amount of $2,000,000 executed by Eltrax in favor of Junior Creditor (as at any time amended, the "Subordinated Note"). Pursuant to the Subordinated Loan Agreement, Eltrax has granted to Junior Creditor a security interest and lien upon all or substantially all of Eltrax's assets as security for the payment of the Subordinated Note.

         A condition precedent to Agent's and Senior Creditors' consent to Eltrax's execution and delivery of the Subordinated Loan Agreement and the Subordinated Note and to any continuing obligation of Agent or any Senior Creditor to make any loans or other extensions of credit to Eltrax or any other Borrower under the Credit Agreement is the execution and delivery of this Agreement by Agent, Junior Creditor, Eltrax and the other Borrowers.

         The parties hereto desire to enter into this Agreement for the purposes set forth hereafter.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be bound hereby, agree as follows:


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1. DEFINITIONS; RULES OF CONSTRUCTION.

                  (a) Capitalized terms used in this Agreement, unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement. In addition to such other terms as are elsewhere defined herein, the following terms shall have the following meanings for the purposes of this Agreement:

                  "Account" shall have the meaning given to the term "account" in the Code.

                  "Bankruptcy Case" shall mean any case hereafter commenced by or against Eltrax or any other Borrower under any chapter of the Bankruptcy Code.

                  "Bankruptcy Code" shall mean title 11 of the United States
         Code.

                  "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks are authorized or required to be closed under the laws of the State of Georgia.

                  "Chattel Paper" shall have the meaning given to the term "chattel paper" in the Code.

                  "Code" shall mean the Uniform Commercial Code, as in effect from time to time in the State of Georgia.

                  "Collateral" shall mean any property of any Borrower at any time subject to a Lien in favor of Agent, including all property included in the definition of "Collateral" in the Credit Agreement and in any of the other Senior Creditor Loan Documents, whether any of such property is acquired prior to, during the pendency of or after any Insolvency Proceeding.

                  "Document" shall have the meaning given to the term "document" in the Code.

                  "Enforcement Action" shall mean and include any remedy available to Agent or any Senior Creditor under any of the Senior Creditor Documents or applicable law to enforce collection of any of the Senior Creditor Obligations following the occurrence of any Event of Default, and any remedy available to Junior Creditor under any of the Junior Creditor Documents or applicable law to enforce collection of any the Junior Creditor Obligations following the occurrence of any Event of Default, including, in each case, (a) the commencement of any action, suit or other proceeding against Eltrax or any other Borrower to enforce payment of any of the Senior Creditor Obligations or Junior Creditor Obligations or to repossess or otherwise to realize upon any of the Collateral; (b) any notification by a party to any account debtor on any Account to remit payments with respect to such Account to the notifying party; and (c) any involuntary petition for relief against Eltrax or any other Borrower under the Bankruptcy Code or other petition or suit for the appointment of a receiver or other custodian for Eltrax or any other Borrower or any of Eltrax's or such other Borrower's assets.

                  "Equipment" shall have the meaning given to the term "equipment" in the Code and shall include all accessions and additions to, substitutions for and replacements of any such equipment; all parts, tools, accessories and fittings thereto or therefor; and all proceeds and products of the foregoing items, including proceeds of insurance policies covering any of the foregoing described property of Eltrax or any other Borrower.


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                  "Event of Default" shall mean an event or condition that
         constitutes a default or an event of default under the Senior Credit Documents or the Junior Creditor Documents.

                  "General Intangibles" shall have the meaning given to the term "general intangibles" in the Code and shall include all tax refund claims, patents, patent applications, copyrights, trademarks, tradenames, trade secrets, service marks and choses in action.

                  "Instrument" shall have the meaning given to the term "instrument" in the Code.

                  "Inventory" shall have the meaning given to the term "inventory" in the Code.

                  "Junior Creditor Documents" shall mean and include the Subordinated Loan Agreement, the Subordinated Note and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Junior Creditor Obligations.

                  "Junior Creditor Obligations" shall mean and include all liabilities and obligations of Eltrax to Junior Creditor under the Junior Creditor Documents, whether now or hereafter created, incurred or arising, and however made or incurred, and whether direct or indirect, absolute or contingent, due or to become due, joint or several, or secured or unsecured, including (i) all principal and interest (whether cash or pay in kind), (ii) all fees, charges, expenses, attorneys' fees, commitment or other fees, indemnity amounts, collection costs and other amounts owing by Eltrax to Junior Creditor under any of the Junior Creditor Documents or otherwise and (iii) any debt otherwise payable to Junior Creditor as a result of a conversion of interest to warrants, options, stock or other equity.

                  "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a Person, whether such interest is based on common law, statute, contract, judgment or court order. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

                  "Person" shall mean any natural person, sole proprietorship, corporation, partnership, limited liability company, joint venture, business trust, other business entity, or any governmental unit, agency, bureau or political subdivision.

                  "Plan" shall mean a plan proposed in any Bankruptcy Case for the reorganization or rehabilitation of Eltrax, a composition or extension of any of Eltrax's debts or a liquidation in whole or in part of Eltrax's assets.

                  "Reorganization Securities" shall mean and include (a) shares of common stock (or other equity securities) of Eltrax and (b) debt securities of Eltrax, the payment of which is subordinated to the full and final payment of all Senior Creditor Obligations at the time outstanding and to the payment of all debt securities issued in exchange therefor to Agent or any Senior Creditor, which shares or other equity or debt securities have been provided for by a Plan that has been approved by final order of a court and that has been accepted by Senior Creditors.

                  "Senior Creditor Documents" shall mean and include the Credit Agreement and all other instruments or agreements now or hereafter evidencing or securing the payment of the whole or any part of the Senior Creditor Obligations.



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                  "Senior Creditor Obligations" shall mean and include all
         liabilities and obligations of Eltrax and the other Borrowers to Agent and Senior Creditors, whether now or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, or joint or several, including (i) all Advances at any time made and all other Obligations now or hereafter existing under or with respect to any of the Senior Creditor Loan Documents, (ii) any and all loans made or other credit extended by any Senior Creditor to Eltrax and the other Borrowers during the pendency of any Bankruptcy Case, (iii) all interest at any time accrued with respect to any of the foregoing (including any interest that accrues during the pendency of any Bankruptcy Case, whether or not any Senior Creditor is authorized under the Bankruptcy Code to collect such interest from Eltrax or any other Borrower), and
         (iv) all Enforcement Expenses which Eltrax or any other Borrower is now or hereafter becomes liable to pay to Agent or any Senior Creditor under any agreement or by Applicable Law.

                  (b) All references to any instrument or agreement, including any of the Junior Creditor Documents or the Senior Creditor Documents, shall mean and include all amendments and modifications thereto and renewals, restatements and replacements thereof; all references to any statute shall mean and include all amendments thereto and all regulations issued pursuant thereto; and the words "including" and "include" shall mean "including, without limitation" and "include, without limitation."

2. CONSENTS TO LIENS. Senior Creditor hereby consents to Eltrax's grant of Liens in the Collateral to Junior Creditor as security for the Junior Creditor Obligations and agrees that the existence of any such Liens (other than any Lien that may hereafter arise from any judgment obtained against Eltrax or any other Borrower) shall not constitute an Event of Default under any of the Senior Creditor Documents. Junior Creditor hereby acknowledges Eltrax's (and each other Borrower's) grant of Liens in the Collateral to Agent as security for the Senior Creditor Obligations and agrees that the existence of any such Liens shall not constitute an Event of Default under any of the Junior Creditor Documents.

3. PRIORITY OF LIENS.

                  (a) Junior Creditor and Agent agree at all times, whether before, after or during the pendency of any Bankruptcy Case or other insolvency proceeding and notwithstanding the priorities which would ordinarily result from the order of granting or perfection of any Liens, the order of filing or recording of any financing statements, or the priorities that would otherwise apply under applicable law, that (i) Agent's Liens in the Collateral shall constitute first priority Liens in such property to secure the Senior Creditor Obligations and shall be superior to any Lien or other interest of Junior Creditor in the same property arising pursuant to the Junior Creditor Documents, by operation of law or otherwise; and (ii) any Lien or other interest at any time acquired by Junior Creditor in any of the Collateral shall be subordinate to the Liens of Agent therein.

                  (b) If for any reason any Lien granted or conveyed by Eltrax or any other Borrower to Agent pursuant to the Senior Creditor Documents or otherwise is set aside or otherwise declared ineffective, in whole or in part, by any court of competent jurisdiction, and if as a consequence thereof Junior Creditor becomes entitled to receive any proceeds from any of the Collateral or on account of such Junior Creditor's Lien in any of the Collateral, then any such payments or proceeds received by such Junior Creditor shall be used by it to purchase a junior participation in the Senior Creditor Obligations pursuant to a junior participation agreement in form and content satisfactory to Agent but in all events



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providing that Agent's retained interest in the Senior Creditor Obligations
(including both principal and interest) and all costs and expenses incurred by Senior Creditor (including attorneys' fees) in attempting to collect the Senior Creditor Obligations or to realize upon any of the Collateral shall be paid in full before such Junior Creditor shall be entitled to any payment on account of its junior participation and such Junior Creditor's junior participation will be without recourse of any kind to Agent except for Agent's gross negligence or willful misconduct after the date of such Junior Creditor's purchase of such junior participation.

                  (c) In no event shall Junior Creditor institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Agent in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person. In no event shall Agent or any Senior Creditor institute, or join as a party in the institution of, or directly or indirectly assist in the prosecution of, any action, suit or proceeding seeking a determination that the Lien of Junior Creditor in any of the Collateral is invalid, unperfected or avoidable, or is or should be subordinated to the interests of any other Person other than Agent under the terms hereof.

                  (d) If, at any time, Agent shall subordinate in whole or in part its Lien upon any of the Collateral to or in favor of any other Person, the priority of Agent's Lien in the Collateral vis-a-vis Junior Creditor shall not be affected thereby, and Agent's Lien shall continue to be superior to Junior Creditor's Lien in the Collateral as provided in paragraph 3(a) of this Agreement.

4. DEBT SUBORDINATION/PERMITTED PAYMENTS.

                  (a) Subject to the provisions of paragraph 4(c) and 4(d) hereof relating to payments on the Junior Creditor Obligations that are permitted to be made to the extent and under the circumstances set forth in paragraphs 4(c) and 4(d), Junior Creditor hereby postpones and subordinates all of the Junior Creditor Obligations to the full and final payment and discharge of all of the Senior Creditor Obligations.

                  (b) In the event of any distribution (other than a distribution of Reorganization Securities), division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Eltrax or any other Borrower or the proceeds thereof to Junior Creditor or upon any indebtedness of Eltrax or any other Borrower, by reason of the liquidation, dissolution or other winding up of Eltrax or such Borrower or Eltrax's or such Borrower's business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditor, or any proceeding by or against Eltrax or any other Borrower for any relief under the Bankruptcy Code or other insolvency law relating to the relief of debtors, readjustment of indebtedness, reorganization, compositions or extensions, then and in any such event any payment or distribution of any kind or character, whether in cash, securities or other property (excluding Reorganization Securities), which shall be payable or deliverable upon or with respect to any of the Junior Creditor Obligations shall be paid or delivered directly to Agent for application to the Senior Creditor Obligations (whether or not the same is then due) until all of the Senior Creditor Obligations has been fully paid and discharged. The Subordinated Note shall at all times bear a conspicuous legend that the Junior Creditor Obligations evidenced thereby are subordinated to the Senior Creditor Obligations pursuant to this Agreement. Eltrax's and Junior Creditor's books shall be marked to evidence the subordination of all of the Junior Creditor Obligations to the Senior Creditor Obligations. Agent is authorized to examine such books from time to time and to make any notations required by this Agreement. The provisions of this paragraph 4 shall remain effective and binding upon Junior Creditor, to the full extent of the Senior


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Creditor Obligations, even if any of the Senior Creditor Obligations is avoided, equitably subordinated or nullified in any Bankruptcy Case of Eltrax or any other Borrower.

                  (c) Eltrax may pay to Junior Creditor, and Junior Creditor may accept and retain, the regularly scheduled installment of interest due and owing to Junior Creditor from Eltrax on September 30, 2000 under the Subordinated Loan Agreement and Subordinated Note in accordance with their present tenor, but without prepayment, whether mandatory or optional, or payment upon acceleration.

                  (d) For so long as (i) no Event of Default exists under any of the Senior Creditor Documents or would exist as a result of any payment on account of the Subordinated Note and (ii) Undrawn Availability at the time of and after giving effect to any payment on account of the Subordinated Note is not less than the amount required by Section 6.10 of the Credit Agreement, and except as otherwise provided in paragraph 4(b) hereof, Eltrax may pay to Junior Creditor, and Junior Creditor may accept and retain, any regularly scheduled installments of interest due and owing to Junior Creditor from Eltrax under the Subordinated Loan Agreement and Subordinated Note in accordance with their present tenor, but without prepayment, whether mandatory or optional, or payment upon acceleration. If an Event of Default under any of the Senior Creditor Documents exists or would result from the making of any payment under the Subordinated Loan Agreement or the Subordinated Note, Eltrax shall not be permitted to make, and Junior Creditor shall be entitled to accept or retain, any payments on the Subordinated Note. In no event shall Senior Creditors' continuing to honor any requests of Eltrax or any other Borrower for Advances under the Credit Agreement after the occurrence or existence of any Event of Default under the Senior Creditor Documents be deemed a waiver thereof, unless such Event of Default is expressly waived in writing by Senior Creditors.

5. WARRANTIES AND REPRESENTATIONS OF ELTRAX AND JUNIOR CREDITOR. Eltrax and Junior Creditor each hereby represents and warrants (severally and not jointly) that: (i) it has not relied nor will it rely on any representation or information of any nature made by or received from Agent or any Senior Creditor relative to Eltrax or any other Borrower in deciding to execute this Agreement;
(ii) no part of the Junior Creditor Obligations is evidenced by any instrument or writing except the Subordinated Loan Agreement and Subordinated Note and the other documents contemplated therein; (iii) Junior Creditor is the lawful owner of the Junior Creditor Obligations; (iv) Junior Creditor has not heretofore assigned or transferred any of the Junior Creditor Obligations, any interest therein or any Collateral or security pertaining thereto; and (v) Junior Creditor has not heretofore given any subordination in respect of the Junior Creditor Obligations.

6. NEGATIVE COVENANTS. For so long as this Agreement is in effect: (i) neither Eltrax nor any other Borrower shall, directly or indirectly, make any payment (other than a payment permitted by paragraph 4 hereof) on account of the Junior Creditor Obligations; (ii) Junior Creditor shall not demand, collect or accept from Eltrax or any other Person, including any other Borrower, any payment (other than a payment permitted by paragraph 4 hereof) on account of the Junior Creditor Obligations or any part thereof, or accelerate the maturity of any of the Junior Creditor Obligations or realize upon or enforce any security heretofore granted by any Person, including any other Borrower, as collateral for any of the Junior Creditor Obligations; (iii) Junior Creditor shall not exchange, set off, release, convert to equity or otherwise discharge any part of the Junior Creditor Obligations, except as contemplated by the Junior Creditor Documents as in existence on the date hereof; (iv) Junior Creditor shall not hereafter give any subordination in respect of the Junior Creditor Obligations or transfer or assign any of the Junior Creditor Obligations to any Person other than Agent unless the transferee or


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assignee thereof first agrees in writing with Agent to be bound by the terms of this Agreement; (v) no Borrower shall hereafter issue any instrument, security or other writing evidencing any part of the Junior Creditor Obligations, and Junior Creditor will not receive any such writing, except upon the prior written approval of Agent or at the request of and in the manner requested by Agent;
(vi) Eltrax and Junior Creditor shall not amend, alter or modify any provision of the Subordinated Loan Agreement or the Subordinated Note without the prior written consent of Agent (other than to reduce the rate of interest or extend the time for payment); (vii) Junior Creditor shall not commence or join with any other creditor of Eltrax or any other Borrower in commencing any Bankruptcy Case or reorganization, receivership or insolvency proceeding against Eltrax or any other Borrower; and (viii) none of Eltrax, any other Borrower or Junior Creditor otherwise shall take or permit any action prejudicial to or inconsistent with Agent's priority position over Junior Creditor that is created by this Agreement.

7. STANDBY AS TO CERTAIN ACTIONS. Junior Creditor agrees that it will not ask for, demand, sue for, take, receive, or repossess any of the Collateral from Eltrax or any other Borrower by setoff or in any other manner, or otherwise take any Enforcement Action to collect any of the Junior Creditor Obligations or to realize upon the whole or any part of the Collateral, whether by judicial action or under power of sale, by self-help repossession or otherwise, unless and until all of the Senior Creditor Obligations have been paid finally and in full. If Junior Creditor, in violation hereof, initiates any Enforcement Action against Eltrax or any other Borrower or any of the Collateral, Eltrax or such other Borrower may interpose this Agreement as a complete defense, and Agent may intervene and interpose this Agreement as a defense in Agent's name or in the name of Eltrax or such other Borrower.

8. SENIOR CREDITOR'S RIGHTS EXCLUSIVE. Agent shall have the exclusive right to collect, foreclose upon, sell, transfer, liquidate or otherwise dispose of the Collateral as provided in the Senior Creditor Documents or by applicable law, in the manner deemed appropriate by Agent, without regard to any Liens of Junior Creditor therein, and Junior Creditor will not hinder Agent's actions in enforcing its remedies or taking any Enforcement Action with respect to the Collateral; provided, however, that after payment in full of all Senior Creditor Obligations, Agent shall deliver to Junior Creditor (unless otherwise restricted by law or by any order issued by a court in the proper exercise of its jurisdiction and subject in all events to Agent's receipt of an indemnification from Junior Creditor of all liabilities arising from such delivery) for application to the Junior Creditor Obligations any proceeds remaining from the sale or other disposition of the Collateral. To the fullest extent permitted by applicable law, Junior Creditor waives any requirement on the part of Agent to conduct any sale or other disposition of any of the Collateral in a commercially reasonable manner, and Agent shall be fully authorized to sell or otherwise dispose of any or all of the Collateral in the manner deemed appropriate by Agent, including by the exercise of any right Agent may have to accept any or all of the Collateral in total or partial satisfaction of any of the Senior Creditor Obligations in accordance with the Code or otherwise.

9. RECEIPT OF MONIES BY JUNIOR CREDITOR. Junior Creditor agrees that should it receive at any time prior to payment in full of all Senior Creditor Obligations any payment, distribution or security (other than Reorganization Securities) from Eltrax or any other Borrower in violation of this Agreement or any money from the sale, liquidation, casualty or other disposition of, or as a result of Junior Creditor's Lien in any of the Collateral, it will (unless otherwise restricted by law) hold the same in trust for Agent and promptly pay over the same to Agent for application to the Senior Creditor Obligations (unless otherwise restricted by law or by any order issued by a court in the proper exercise of its jurisdiction).
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10. AGREEMENT ON CERTAIN BANKRUPTCY MATTERS.

                  (a) Without impairing, abrogating or in any way affecting Agent's rights hereunder, including the relative priorities established by paragraph 3 hereof, Agent may during any Bankruptcy Case give or withhold its consent to Eltrax's, any other Borrower's or any bankruptcy trustee's use of any Collateral (including cash proceeds of any Collateral) or may provide financing or otherwise extend credit to Eltrax, any other Borrower or any bankruptcy trustee secured by a Lien upon any or all of the Collateral whether created, acquired or arising prior to or after the commencement of any such Bankruptcy Case, and by its execution of this Agreement Junior Creditor shall be deemed to have consented to Eltrax's, any other Borrower's or any bankruptcy trustee's use of Collateral if and to the extent consented to by Agent and to any financing proposed to be provided by Senior Creditors to any Borrower or any bankruptcy trustee during the pendency of any such Bankruptcy Case. Any Lien at any time granted to or otherwise acquired by Junior Creditor in any of the Collateral, whether such Collateral is created, acquired or arises prior to or after the commencement of any such Bankruptcy Case, shall be subject to all of the terms of this Agreement and shall be subordinate in priority to all Liens granted to or otherwise obtained by Agent with respect to any such Collateral, including Liens granted to or conferred upon Agent or any Senior Creditors to secure financings in any such Bankruptcy Case.

                  (b) If Agent consents to the sale of any of the Collateral during any Bankruptcy Case (whether such sale is to be made pursuant to 11 U.S.C. ss. 363, pursuant to a plan of reorganization or otherwise), then Junior Creditor shall be deemed to have consented to any such sale and shall, if requested to do so by Agent in connection with any such sale Junior Creditor shall promptly execute and deliver to Agent a release of Junior Creditor's Liens with respect to the Collateral to be sold.

                  (c) If, in or as a result of any Bankruptcy Case, Agent returns, refunds or repays to Eltrax, any other Borrower or any trustee or committee appointed in the Bankruptcy Case any payment or proceeds of any Collateral in connection with any action, suit or proceeding alleging that Agent's receipt of such payments or proceeds was a transfer voidable under state or federal law, then Agent shall not be deemed ever to have received such proceeds for purposes of this Agreement in determining whether and when all of the Senior Creditor Obligations have been paid in full.

                  (d) If Junior Creditor has any claim against Eltrax or any other Borrower in any Bankruptcy Case, assignment for the benefit of Junior Creditor, receivership proceedings, dissolution proceedings or similar proceedings, Junior Creditor hereby makes, constitutes and appoint Agent as Junior Creditor's attorney-in-fact and authorizes Agent to file, in the name of Junior Creditor, such claim on behalf of Junior Creditor and any sums received by Agent in connection with such claim shall be applied to the Senior Creditor Obligations to the extent thereof. Agent shall remit to Junior Creditor any funds remaining after those sums have been so applied, to the extent permitted by applicable laws or the proceedings governing any such bankruptcy.

11. SUBROGATION. Provided that the Senior Creditor Obligations have been indefeasibly paid and discharged and the Senior Creditor Documents have been terminated, Junior Creditor shall be subrogated (without any representation by or recourse to any Senior Creditor) to the rights of Senior Creditors to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Creditor Obligations, to the extent of all payments and distributions paid over to or for the benefit of Senior Creditors pursuant to this Agreement on account of the Junior Creditor Obligations. In no event, however, shall Junior Creditor have any rights or claims against any Senior Creditor for any alleged impairment of Junior Creditor's subrogation rights,

Junior Creditor acknowledging that any actions taken by any Senior Creditor with respect to the Senior Creditor Obligations or the Collateral are authorized and consented to by Junior Creditor.

12. AGREEMENT TO RELEASE LIENS. Junior Creditor agrees that it will (if requested to do so by Agent after and during the continuance of an Event of Default under the Senior Creditor Documents) release its Liens, if any, in any Collateral in connection with and in order to facilitate any orderly liquidation sale of such Collateral by Eltrax or any other Borrower or any bankruptcy trustee or receiver for any Borrower, and promptly upon the request of Agent, it will execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records. Notwithstanding the foregoing, the Lien, if any, granted to Junior Creditor shall, subject to all of the provisions of this Agreement, continue in the proceeds of any such Collateral if such proceeds are not applied to the Senior Creditor Obligations in accordance with the terms of the Senior Creditor Documents.

13. WAIVER OF MARSHALING; APPLICATION OF PAYMENTS AND PROCEEDS. Junior Creditor hereby waives any right to require Agent or any Senior Creditor to marshall any security or collateral or otherwise to compel Agent or any Senior Creditor to seek recourse against or satisfaction of the indebtedness to it from one source before seeking recourse or satisfaction from another source. Agent shall be authorized to apply any and all payments, collections and proceeds of Collateral received by it to such portion of the Senior Creditor Obligations as Agent may lawfully elect consistent with the provisions of the Senior Creditor Documents.

14. PROVISIONS CONCERNING INSURANCE. Proceeds of the Collateral include insurance proceeds, and therefore the priorities set forth in paragraph 3 hereof govern the ultimate disposition of casualty insurance proceeds. Agent shall have the sole and exclusive right, as against Junior Creditor, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Collateral. All proceeds of such insurance shall inure to Agent to the extent of the Senior Creditor Obligations, and Junior Creditor shall cooperate (if necessary), at Agent's expense, in a reasonable manner in effecting the payment of insurance proceeds to Agent. Agent shall have the right (as set forth in the Senior Creditor Documents) to determine whether such proceeds will be applied to its claim or used to rebuild, replace or repair the affected Collateral. If such proceeds are applied to Senior Creditor Obligations, any proceeds remaining after payment of Senior Creditor Obligations and all expenses of collection shall be promptly remitted to Junior Creditor for application to the Junior Creditor Obligations or to Eltrax, as applicable.

15. NOTICES. All notices, requests and demands to or upon a party hereto shall be in writing and shall be delivered by hand, sent by certified or registered mail, return receipt requested or by telecopier and shall be deemed to have been validly served, given or delivered when delivered against receipt or three (3) Business Days after deposit in the mail, postage prepaid, or, in the case of telecopy notice, when received at the office of the noticed party, in each case addressed as follows:

         (A)      If to Agent:              PNC Bank, National Association, as
                                            Agent Two Tower Center Boulevard
                                            East Brunswick, New Jersey 08816
                                            Attention: Arthur Lippens
                                            Telecopier: (732) 220-4393
                  with a copy to:           Parker, Hudson, Rainer & Dobbs LLP
                                            1500 Marquis Two Tower
                                            285 Peachtree Center Avenue, N.E.
                                            Atlanta, Georgia 30303
                                            Attention: C. Edward Dobbs, Esq.
                                            Telecopier:  (404) 522-8409

         (B)      If to Junior Creditor:    Cereus Technology Partners, Inc.
                                            1000 Abernathy Road
                                            Suite 1000
                                            Atlanta, Georgia 30328
                                            Attention: Chief  Executive Officer
                                            Telecopier No.:  (770) 668-9095

                  with a copy to:           Rogers & Hardin LLP
                                            229 Peachtree Street
                                            2700 International Tower
                                            Atlanta, Georgia 30303
                                            Attention:  Steven E. Fox, Esq.
                                            Telecopier No.:  (404) 525-2224

         (C)      If to Eltrax or any
                  other Borrower:           Eltrax Systems, Inc.
                                            900 Circle 75 Parkway, Suite 1700
                                            Atlanta, Georgia 30339 Attention:
                                            Chief Financial Officer Telecopier:
                                            (770) 284-2613

                  with a copy to:           Jaffe, Raitt, Heuer & Weiss, P.C.
                                            One Woodward Avenue, Suite 2400
                                            Detroit, Michigan 48226 Attention:
                                            William E. Sider, Esq. Telecopier:
                                            (313) 961-8358

or to such other address as each party may designate for itself by like notice given in accordance with this paragraph. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party. Junior Creditor hereby agrees that any requirement for the giving of notice by Agent under the Code or otherwise in connection with any exercise by Agent of any of its rights or remedies with respect to the Collateral shall be satisfied by the giving of written notice at least five (5) days prior to the date on which such rights or remedies are to be exercised by Agent, provided that nothing herein shall be deemed to require the giving of any such notice when such notice is not required by applicable law.

16. AUTHORITY. Agent hereby represents and warrants to Junior Creditor and Eltrax that Agent has the right power and authority to execute this Agreement on behalf of itself and each Senior Creditor and that upon the execution of this Agreement by Agent, Agent and each Senior Creditor will be bound by the terms hereof. Junior Creditor hereby represents and warrants to Agent, that Junior Creditor has the right power and authority to execute this Agreement on behalf of itself and each Junior

Creditor and that upon the execution of this Agreement by Junior Creditor, Junior Creditor will be bound by the terms hereof.

17. NO DUTIES IMPOSED UPON SENIOR CREDITOR. The rights granted to Agent in this Agreement are solely for its protection and nothing herein contained imposes on Agent any duties with respect to any of the Collateral. Agent has no duty to preserve rights against prior parties on any instrument or chattel paper received from Eltrax or any other Borrower as collateral security for any of the Senior Creditor Obligations.

18. SPECIFIC ENFORCEMENT. If Junior Creditor fails to comply with any provision of this Agreement that is applicable to it, Agent may demand specific performance of this Agreement and may exercise any other remedy available at law or equity.

19. ADDITIONAL CREDIT EXTENSIONS. Junior Creditor acknowledges, understands and agrees that Senior Creditors may make Advances to Eltrax and the other Borrowers from time to time, pursuant to the Senior Creditor Documents or otherwise, and all such Advances shall constitute part of the Senior Creditor Obligations and shall be secured by all of the Collateral, and nothing herein shall restrict in any manner or in any way the right of any Borrower to obtain additional credit from Senior Creditors or the right of any Senior Creditors to make available such additional credit to any Borrower as Senior Creditors in their sole discretion may elect.

20. INDEMNITY. Junior Creditor agrees to indemnify, defend and hold Agent and each Senior Creditor harmless from and against any loss, damage, cost, claim or expense, including court costs and attorneys' fees, incurred or sustained by Agent or any Senior Creditor in connection with any remittances of proceeds of any Collateral made pursuant to the terms hereof from Agent to Junior Creditor, to the extent that such remittance of proceeds subsequently is determined by a court of competent jurisdiction to have been prohibited by applicable law, avoidable under any insolvency law (including the Bankruptcy Code), or in violation of the rights of any other creditor of any Borrower when made. The foregoing indemnity shall survive any termination of this Agreement.

21. INDEPENDENT CREDIT INVESTIGATIONS. None of the parties hereto nor any of their respective directors, officers, agents, employees, successors or assigns shall be responsible to the others or to any other Person for any Borrower's solvency, financial condition or ability to repay any of the Junior Creditor Obligations or any of the Senior Creditor Obligations, or for statements of any Borrower, oral or written, or for the validity, sufficiency or enforceability of any of the Junior Creditor Documents or any of the Senior Creditor Documents, or the validity or priority of any Liens granted by any Borrower to either party in connection with any of the Junior Creditor Documents or any of the Senior Creditor Documents. Each party hereto has entered into its agreements with Eltrax and the other Borrowers based upon its own independent investigation, and makes no warranty or representation to the other party nor does it rely upon any representation of the other party with respect to matters identified or referred to in this paragraph.

22. NO ADDITIONAL RIGHTS OF BORROWERS HEREUNDER. Nothing herein shall be construed to confer additional rights upon Eltrax or any other Borrower. Without limiting the generality of the foregoing, if any party hereto shall enforce its rights or remedies in violation of this Agreement, no Borrower shall be authorized to use such violation as a defense to any right or remedy exercised by such party, nor assert such violation as a counterclaim or basis of setoff or recoupment against such party, unless the other party hereto consents in writing and itself asserts that the exercise of right or remedy is in violation of this Agreement.

23. TERM OF AGREEMENT. This Agreement shall continue in full force and effect and shall be irrevocable by any party hereto until the earliest to occur of the following: (i) the parties hereto in writing mutually agree to terminate this Agreement; (ii) the Junior Creditor Obligations are fully paid and discharged and the Junior Creditor Documents are terminated; or (iii) the Senior Creditor Obligations are fully paid and discharged and the Senior Creditor Documents are terminated.

24. GOVERNING LAW. This Agreement shall be interpreted, and the rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of Georgia.

25. NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the parties hereto.

26. CONFLICT WITH DOCUMENTS. The provisions of this Agreement are intended by the parties to control any conflicting provisions in the Senior Creditor Documents or the Junior Creditor Documents, including any covenants prohibiting further borrowing or encumbrances of Collateral.

27. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

28. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In no event, however, shall either party hereto transfer or assign any Lien that it may have in any of the Collateral to any Person unless the transferee or assignee thereof shall first agree in writing to be bound by the terms of this Agreement the same as if an original signatory hereto. Notwithstanding the immediately preceding sentence, any Person(s) whose loans or advances to any Borrowers hereafter are used to refinance and pay in full the Senior Creditor Obligations shall be deemed for all purposes hereof to be the successor to Agent and Senior Creditors, and from and after the date of any such refinancing in satisfaction in full of the Senior Creditor Obligations such Person(s) shall be deemed a party hereto in the place and stead of Agent and Senior Creditors as if such Person(s) had been the original signatories hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by Eltrax and any other Borrowers to such successor to Agent and Senior Creditors, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or replacements of any of the foregoing, shall be deemed for all purposes hereunder to constitute and be Senior Creditor Obligations.

29. FURTHER ASSURANCES. Each of the parties hereto agrees to execute such amendments to financing statements and other documents as may be necessary to reflect of record the existence of this Agreement and the relative priorities established pursuant to paragraph 3 hereof.

30. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

31. ENTIRE AGREEMENT; AMENDMENTS. This Agreement expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings and agreements of the parties regarding the same subject matter. This Agreement may not be amended or modified except by a writing signed by the parties hereto.

32. JURY TRIAL WAIVER. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                        PNC BANK, NATIONAL
                                   ASSOCIATION, as Agent ("Agent")




                                   By: /s/ Arthur V. Lippens
                                      ---------------------------------------
                                     Name: Arthur V. Lippens
                                          -----------------------------------
                                     Title: Vice President
                                          -----------------------------------




                                     ELTRAX SYSTEMS, INC.
Attest:                                  ("Eltrax")


/s/ William A. Fielder, III          By:  /s/ William P. O'Reilly
---------------------------             ---------------------------------------
William A. Fielder, III, Secretary     Name:  William P. O'Reilly
-----------------------                     -----------------------------------
                                       Title: President
                                            -----------------------------------

         [CORPORATE SEAL]


                                     CEREUS TECHNOLOGY PARTNERS, INC.
                                          ("Junior Creditor")


                                     By:  /s/ Juliet M. Reising
                                        ---------------------------------------
                                       Name:  Juliet M. Reising
                                            -----------------------------------
                                       Title: Executive Vice President and CFO
                                              ---------------------------------






                                               [CORPORATE SEAL]

Acknowledged and agreed to this ____
day of June, 2000

ATTEST:                            ELTRAX TECHNOLOGY SERVICES
                                   GROUP, INC.




                                  By: /s/ William A. Fielder, III
------------------------              --------------------------------------
             , Secretary            Name: William A. Fielder, III
------------                             -----------------------------------
                                    Title: CFO
                                         -----------------------------------

        [CORPORATE SEAL]

ATTEST:                            ELTRAX ASP GROUP, LLC


                                  By: /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name: William A. Fielder, III
------------                             -----------------------------------
                                    Title: CFO
                                         -----------------------------------

        [CORPORATE SEAL]



ATTEST:                            SQUIRREL SYSTEMS, INC.


                                  By: /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name: William A. Fielder, III
------------                             -----------------------------------
                                    Title: CFO
                                         -----------------------------------

        [CORPORATE SEAL]

ATTEST:                           SENERCOMM, INC.


                                  By:    /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name:    William A. Fielder, III
------------                             -----------------------------------
                                    Title:   CFO
                                         -----------------------------------

        [CORPORATE SEAL]


ATTEST:                           ELTRAX CUSTOMER CARE GROUP, INC.




                                  By:    /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name:    William A. Fielder, III
------------                             -----------------------------------
                                    Title:   CFO
                                         -----------------------------------

        [CORPORATE SEAL]


ATTEST:                           ELTRAX INTERNATIONAL, INC.



                                  By:    /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name:    William A. Fielder, III
------------                             -----------------------------------
                                    Title:   CFO
                                         -----------------------------------

        [CORPORATE SEAL]




ATTEST:                           ELTRAX HOSPITALITY GROUP, INC.


                                  By:   /s/ William A. Fielder, III
------------------------             ---------------------------------------
             , Secretary            Name:   William A. Fielder, III
------------                             -----------------------------------
                                    Title:  CFO
                                         -----------------------------------

        [CORPORATE SEAL]



ATTEST:                           SOLEMN ACQUISITION CORPORATION



                                  By:   /s/ Juliet M. Reising
------------------------             ---------------------------------------
             , Secretary            Name:   Juliet M. Reising
------------                             -----------------------------------
                                    Title:  CFO
                                         -----------------------------------

        [CORPORATE SEAL]